[AMERICAN BEACON FUNDS LOGO]

                   AMR Class               Institutional Class
                PlanAhead Class               Service Class

    Supplement Dated April 18, 2008 to the Prospectuses dated March 1, 2008

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On April 16, 2008, AMR Corporation ("AMR"), the parent corporation of American
Beacon Advisors, Inc. (the "Manager"), the manager of the American Beacon
Funds (the "Trust"), agreed to sell the Manager to Lighthouse Holdings, Inc., which is owned by investment funds affiliated with Pharos Capital Group, LLC and TPG Capital. AMR plans to retain a ten percent stake in the Manager under the agreement and expects the sale to take place upon satisfaction of several conditions. Completion of the sale would result in a change of control of the Manager and the termination of the Trust's management and investment advisory agreements. Thus, prior to completion of the sale, the Board of Trustees (the "Board") of the Trust will meet to determine whether to approve a new management agreement with the Manager and new investment advisory agreements with the Trust's sub-advisors upon completion of the sale. If the Board takes this action, proxy statements will be mailed to shareholders soliciting their approval of these agreements. If this sale occurs, there are no anticipated changes in the services provided by the Manager or in fee rates charged by the Manager to the Trust.

Institutional and PlanAhead Class Prospectuses
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The following replaces the first three sentences of the ninth paragraph in
"The Manager" section.

William F. Quinn and Wyatt C. Crumpler are the leaders of the Manager's portfolio management team that has joint responsibility for the day-to-day management of the Funds, except for the Short-Term Bond and Money Market Funds. Mr. Quinn and Mr. Crumpler are responsible for developing each Fund's investment program and recommending sub-advisors to the Funds' Board of Trustees. In addition, Mr. Quinn and Mr. Crumpler, in conjunction with the team members listed below, oversee the sub-advisors, review each sub-advisor's performance and allocate the Fund's assets among the sub-advisors and the Manager, as applicable.

AMR Class Prospectus
--------------------

The following replaces the first three sentences of the ninth paragraph in "The Manager" section.

William F. Quinn and Wyatt C. Crumpler are the leaders of the Manager's portfolio management team that has joint responsibility for the day-to-day management of the Funds, except for the Short-Term Bond Fund. Mr. Quinn and Mr. Crumpler are responsible for developing each Fund's investment program and recommending sub-advisors to the Funds' Board of Trustees. In addition, Mr. Quinn and Mr. Crumpler, in conjunction with the team members listed below, oversee the sub-advisors, review each sub-advisor's performance and allocate the Fund's assets among the sub-advisors and the Manager, as applicable.

Service Class Prospectus
------------------------

The following replaces the first three sentences of the eighth paragraph in "The Manager" section.

William F. Quinn and Wyatt C. Crumpler are the leaders of the Manager's portfolio management team that has joint responsibility for the day-to-day management of the Funds. Mr. Quinn and Mr. Crumpler are responsible for developing each Fund's investment program and recommending sub-advisors to the Funds' Board of Trustees. In addition, Mr. Quinn and Mr. Crumpler, in conjunction with the team members listed below, oversee the sub-advisors, review each sub-advisor's performance and allocate the Fund's assets among the sub-advisors and the Manager, as applicable.

Institutional, PlanAhead, and AMR Class Prospectuses
----------------------------------------------------

The following replaces the first two sentences of the tenth paragraph in "The Manager" section, following the chart listing team members for the funds under management.

Mr. Quinn is Chairman of the Manager and has served on the portfolio management team almost continuously since the inception of the Funds in 1987.

Service Class Prospectus
------------------------

The following replaces the first two sentences of the ninth paragraph in "The Manager" section, following the chart listing team members for the funds under management.

Mr. Quinn is Chairman of the Manager and has served on the portfolio management team almost continuously since the inception of the Funds in 1987.